(r) Bear Stearns - November 7, 2005 Richard J. Giromini, Executive Vice President - COO Robert J. Smith, Senior Vice President - CFO

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We can give not assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Forward-Looking Statements

Highlights Cycle to extend beyond 2007 - replacement and growth Strong backlog driven by cycle and mid-market share gains DuraPlate(r) share growing Retail/branch operations improving and profitable Strong balance sheet - no bank debt, dividend and share repurchase Backlog $490M Operational issues behind us Capex programs beginning to kick in Turn-around completed, top line growth & profitability focus

Order Dynamics ASP up 12 to 20+% Raw material pricing - steady Class 8 Capex. Smaller mid sized fleets indecision Core/large fleets in or finalizing '06 requirements Recent survey showed fleets would order same as '05 High quoting activity More emphasis on DuraPlate and reefer products WNC - expect 2 point share improvement WNC pace 2x of '05

1999 2000 2001 2002 2003 2004 2005E 2006E 2007E 2008E 2009E Class 8 Trucks 280722 206555 118682 148236 141429 216521 273500 274800 168400 282673 260862 Total Trailers 318788 275223 140100 142658 183162 235953 253600 274000 277600 281000 288963 Positive Industry Momentum Units Source: ACT Research U.S. Truck & Trailer Industry Shipments Class 8 Truck Trailers ACT Considers 200,000 - 225,000 units Normalized Build Rate Last 3 year average: 187,000 units Significant replacement and growth cycle through 2009 Trailer replacement

"Mid-Market" - Expanding Customer Base Source: Eno Transportation Foundation Proven Opportunity - Excellent Growth Engine Others Top 10 Carriers Mid-Market East 0.38 0.11 0.52 2000 Top 10 Carriers - 11% (Historic focus) Other - 38% Mid-market - 52% Current Focus Market 1,250 fleets (1 million trailers) Technology, service & productivity driven Results to Date (2004 & 2005 YTD) 800 new customers, 14,000 units ordered 91 mid-market customers 10,000 units ordered Over $280 million in new business! Goal 30% share by 2008 vs. 10% today Changing Customer Base Non-Partner Partner East 0.39 0.61 Non-Partner Partner East 0.67 0.33 Non-Partner Partner East 51 49 2002 2003 2004

Productivity, Quality and Cost Improvement Re-investing in lower cost manufacturing Replace four lines with automated assembly First line start-up scheduled for Q1-06 Annual savings per line $7.0 M Product standardization - component rationalization Minimize low volume components Optimize design for freight application Reduce complexity Sourcing opportunities Long overdue

Financial Review

Financial Highlights Year Year Year Year Year Nine months Nine months Nine months Nine months Nine months 2003* 2004 Change 2004 2005 Change Sales $829 M $1,041 M 26% $754 M $873 M 16% Gross Profit $67 M $126 M 88% $97 M $101 M 4% GP% 8% 12% 50% 12.8% 11.5% (10%) Operating Income $14 M $69 M 4x $54 M $59 M 9% Operating Income % 2% 7% 3x 7.1% 6.8% (4%) *Proforma to show effect of asset sale and refinancing

Multiple Earnings Growth Catalysts Income Statement Catalysts Focused on Profitability Improving lengthening cycle Share gain/mid-market Sheet & post and container growth Pricing Continuous improvement - labor & materials Automated assembly Quality excellence Absorption/incremental contribution Process simplification Sales Gross Margin SG&A Capacity Available

Structural Margin Improvement Achieving peak margins at only 75% of peak volumes despite commodity price headwinds Source: ACT Research and WNC estimates Automation Commodity Prices Product Simplification Prior Peak 1999 2004 Future Industry Build 306 K 229 K 275 K - 290 K Wabash Build 70 K 48 K 65 K - 75 K Gross Margin 9.1% 12.1% 12%-18% EBITDA Margin 6.8% 8.6% 9%-15%

Summary

Achieve operating results Diversify and grow customer base Prepare for all industry cycle dynamics Continue structural margin improvement Grow earnings and cash flow Strengthen balance sheet Our Commitment